UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2024

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41503	23-2507402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 29, 2024, Innovative Solutions and Support, Inc. (the “Company”) notified The Nasdaq Stock Market (“Nasdaq”) of the Company’s inadvertent non-compliance with Nasdaq’s audit committee composition requirements set forth in Nasdaq Listing Rule 5605(c)(2), which requires, among other things, an audit committee to consist of at least three members, each of whom is independent. The non-compliance was a result of Parizad Olver Parchi, a member of the Audit Committee, not qualifying as independent pursuant to Nasdaq Listing Rule 5605(c)(2)(A)(ii) and Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended (the “Act”), as a result of a wholly owned subsidiary of the Company having paid a consulting fee of $72,990 in November 2023 to a company in which Ms. Olver is the managing partner and has an ownership interest for services provided in connection with the sale of the Company’s 2008 Super King Air B200GT SN BY-50.

Pursuant to Rule 10A-3(b)(ii)(A) under the Act, a director will not be deemed independent for purposes of service on a company’s audit committee if the director has received any compensatory fee, whether directly or indirectly. To address this matter, effective as of January 28, 2024, the Company removed Ms. Olver from the Audit Committee and appointed Mr. Stephen Belland to take her place.

The notification to Nasdaq was made in accordance with Nasdaq Rule 5625, which requires a company with common securities listed on Nasdaq to report any noncompliance of Nasdaq’s Rule 5600 series. This report shall not constitute an admission that the inadvertent noncompliance reported herein is material.

Following such actions, on January 31, 2024, Nasdaq issued a letter to the Company acknowledging the non-compliance described above and confirming that, subject to the satisfaction of applicable disclosure requirements, the Company has regained compliance with Nasdaq Listing Rule 5605(c)(2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: February 2, 2024	By:	/s/ Shahram Askarpour
Shahram Askarpour
Chief Executive Officer